Exhibit 99.1

Saga Communications, Inc.

Reports 2nd Quarter 2025 Results

Contact:

Samuel D. Bush

(313) 886-7070

Grosse Pointe Farms, MI – August 7, 2025 – Saga Communications, Inc. (Nasdaq - SGA) (the “Company” or “Saga”) today reported that net revenue decreased 5.0% to $28.2 million for the quarter ended June 30, 2025 compared to $29.7 million for the same period last year.   Station operating expense decreased 4.6% for the quarter to $22.2 million compared to the same period last year.  For the quarter, operating income was $1.4 million compared to $2.1 million for the same quarter last year and station operating income (a non-GAAP financial measure) decreased 6.4% to $6.0 million. Capital expenditures were $1.3 million for the quarter compared to $1.5 million for the same period last year.  We had net income of $1.1 million for the quarter compared to net income of $2.5 million for the second quarter last year.  Diluted earnings per share were $0.18 in the second quarter of 2025.

On a same station basis for the quarter ended June 30, 2025 net revenue decreased $1.5 million or 6.4% to $27.6 million and station operating expense decreased 6.4% to $21.7 million.

Net revenue decreased 4.7% to $52.4 million for the six-month period ended June 30, 2025 compared to $55.0 million for the same period last year.   Station operating expense decreased 3.4% for the six-month period to $44.2 million compared to the same period last year.  For the six-month period, we had an operating loss of $889 thousand compared to an operating loss of $274 thousand for the same period last year and station operating income (a non-GAAP financial measure) decreased 10.8% to $8.2 million.  Capital expenditures for the six-month period were $2.0 million compared to $2.6 million for the same period last year.  We had a net loss of $447 thousand for the six-month period compared to net income of $924 thousand for the same period last year.  Diluted loss per share was $0.07 for the six-months of 2025.

On a same station basis for the six months ended June 30, 2025 net revenue decreased $2.6 million or 6.5% to $51.2 million from last year and station operating expense decreased 5.7% to $43.0 million.

Gross Revenue excluding political decreased 4.7% for both the quarter and six-month period ending June 30, 2025.  Gross political revenue was $51 thousand and $288 thousand respectively for the second quarter in 2025 and 2024.  Gross political revenue was $321 thousand for the six-month period ended June 30, 2025 compared to $598 thousand for the comparable period last year.

The Company paid a quarterly dividend of $0.25 per share on June 27, 2025.  The aggregate amount of the quarterly dividend was approximately $1.6 million.  To date Saga has paid over $138 million in dividends to shareholders since the first special dividend was paid in 2012 as well as has bought back over $58 million in Saga stock.  The Company intends to pay regular quarterly cash dividends in the future.

Further as part of its overall capital allocation plan for fiscal year 2025, Saga is in non-binding negotiations to sell some of its tower sites. It is anticipated that these negotiations, if concluded and approved by the Company’s Board of Directors, will result in proceeds from the sale in the high 7 figure or low 8 figure range.  The Company is also assessing the potential sale of other non-core assets with the intent to use a portion of the proceeds from these sales to fund stock buybacks, which may include open market repurchases, block trades or other forms of buybacks.

The Company’s balance sheet reflects $24.9 million in cash and short-term investments as of June 30, 2025 and $27.3 million as of August 4, 2025.  The Company expects to spend approximately $3.0 – $3.5 million for capital expenditures during 2025.

Saga’s 2025 Second Quarter conference call will be held on Thursday, August 7, 2025 at 11:00 a.m.  The dial-in number for the call is (973) 528-0008.  Enter conference code 739704.  A recording and transcript of the call will be posted to the Company’s website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company please email the inquiry by 10:00 a.m. on August 7, 2025 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing directions will be discussed during the call.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance.  The attached Selected Supplemental Financial Data tables disclose “actual”, “same station”, and “pro forma” financial information as well as the Company’s reconciliation of non-GAAP measures: GAAP operating income to station operating income, GAAP net income to trailing twelve-month consolidated EBITDA and actual operating results to same station operating results as well as other financial data.   The actual financial information reflects our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The same station financial information reflects only the results of operations for stations that we owned for the entire comparable period.  The pro forma financial information assume all acquisitions in 2024 occurred as of January 1, 2024.  Such non-GAAP measures include same station financial information, pro forma financial information, station operating income, trailing 12-month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive-based compensation of executives and other members of management and as a measure of financial position.  Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value.  These measures are not measures of liquidity or of performance in accordance with GAAP and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Supplemental Financial Data tables.

This press release contains certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based upon current expectations and involve certain risks and uncertainties.  Words such as “will,” “may,” “believes,” “intends,” “expects,” “anticipates,” “plans,” “projects,” “guidance,” and similar expressions are intended to identify forward-looking statements.  The material risks facing our business are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including, in particular, Item 1A of our Annual Report on Form 10-K.  Readers should note that forward-looking statements may be impacted by several factors, including global, national, and local economic changes and changes in the radio broadcast industry in general as well as Saga’s actual performance.  Actual results may vary materially from those described herein and Saga undertakes no obligation to update any information contained herein that constitutes a forward-looking statement.

Saga is a media company whose business is devoted to acquiring, developing and operating broadcast properties with a growing focus on opportunities complimentary to our core radio business including digital, e-commerce, local on-line news services and non-traditional revenue initiatives.  Saga owns or operates broadcast properties in 28 markets, including 82 FM, 31 AM radio stations and 79 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Three and Six Months Ended

June 30, 2025 and 2024

(amounts in 000’s except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Operating Results
Net operating revenue	$28,229	$29,716	$52,441	$55,010
Station operating expense	22,226	23,305	44,189	45,764
Corporate general and administrative	3,074	3,004	6,241	6,087
Depreciation and amortization	1,267	1,258	2,593	2,456
Other operating expense, net	253	6	307	977
Operating income (loss)	1,409	2,143	(889)	(274)
Interest expense	107	71	214	114
Interest income	(210)	(251)	(432)	(554)
Other income, net	(1)	(1,133)	(24)	(1,133)
Income (loss) before income tax expense	1,513	3,456	(647)	1,299
Income tax (benefit) expense
Current	510	815	(160)	300
Deferred	(125)	140	(40)	75
	385	955	(200)	375
Net income (loss)	$1,128	$2,501	$(447)	$924

Income (loss) per share:
Basic	$0.18	$0.40	$(0.07)	$0.15
Diluted	$0.18	$0.40	$(0.07)	$0.15

Weighted average common shares	6,176	6,072	6,138	6,068
Weighted average common and common equivalent shares	6,176	6,072	6,138	6,068

	June 30,
	2025	2024
Balance Sheet Data
Working capital	$29,054	$28,920
Net fixed assets	$51,219	$53,251
Net intangible assets and other assets	$122,118	$122,321
Total assets	$218,873	$221,617
Long-term debt	$5,000	$5,000
Stockholders' equity	$163,680	$165,827

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Six Months Ended

June 30, 2025 and 2024

(amounts in 000’s except per share data)

(Unaudited)

	Six Months Ended
	June 30,
	2025	2024

	(Unaudited)
	(In thousands)
Statement of Cash Flows
Cash flows from operating activities:
Net (loss) income	$(447)	$924
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,593	2,456
Deferred income tax (benefit) expense	(40)	75
Amortization of deferred costs	16	18
Compensation expense related to restricted stock awards	1,130	973
Provision for credit losses	225	579
Loss on sale of assets, net	307	977
Other gain, net	(27)	(1,133)
Barter (revenue) expense, net	(163)	(32)
Deferred and other compensation	(98)	(82)
Changes in assets and liabilities:
Increase in receivables and prepaid expenses	(802)	(1,032)
Increase (decrease) in accounts payable, accrued expenses, and other liabilities	(575)	1,324
Total adjustments	2,566	4,123
Net cash provided by operating activities	2,119	5,047
Cash flows from investing activities:
Purchase of short-term investments	(9,031)	(10,817)
Redemption of short-term investments	9,031	12,928
Acquisition of property and equipment (Capital Expenditures)	(2,010)	(2,574)
Acquisition of broadcast properties	—	(5,705)
Proceeds from sale and disposal of assets	10	175
Proceeds from insurance claims and other	27	1,143
Other investing activities	—	4
Net cash used in investing activities	(1,973)	(4,846)
Cash flows from financing activities:
Proceeds from long-term debt	—	5,000
Cash dividends paid	(3,215)	(19,391)
Net cash used in financing activities	(3,215)	(14,391)
Net decrease in cash and cash equivalents	(3,069)	(14,190)
Cash and cash equivalents, beginning of period	18,860	29,582
Cash and cash equivalents, end of period	$15,791	$15,392

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three Months Ended

June 30, 2025 and 2024

(amounts in 000’s, except per share data)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2025	2024	2025	2024	2025	2024
Operating Results
Net operating revenue	$28,229	$29,716	$27,575	$29,458	$28,229	$30,256
Station operating expense	22,226	23,305	21,656	23,125	22,226	23,692
Corporate general and administrative	3,074	3,004	3,074	3,003	3,074	3,004
Depreciation and amortization	1,267	1,258	1,158	1,210	1,267	1,350
Other operating expense, net	253	6	253	6	253	6
Operating income	1,409	2,143	$1,434	$2,114	1,409	2,204
Interest expense	107	71			107	123
Interest income	(210)	(251)			(210)	(251)
Other income, net	(1)	(1,133)			(1)	(1,133)
Income (loss) before income tax expense	1,513	3,456			1,513	3,465
Income tax (benefit) expense
Current	510	815			510	816
Deferred	(125)	140			(125)	149
	385	955			385	965
Net income	$1,128	$2,501			$1,128	$2,500

Income per share:
Basic	$0.18	$0.40			$0.18	$0.40
Diluted	$0.18	$0.40			$0.18	$0.40

Weighted average common shares	6,176	6,072			6,176	6,072
Weighted average common and common equivalent shares	6,176	6,072			6,176	6,072

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2025	2024	2025	2024	2025	2024
Depreciation and amortization by segment
Radio Stations	$1,224	$1,213	$1,115	$1,165	$1,224	$1,305
Corporate	43	45	43	45	43	45
	$1,267	$1,258	$1,158	$1,210	$1,267	$1,350

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2024.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Six Months Ended

June 30, 2025 and 2024

(amounts in 000’s, except per share data)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2025	2024	2025	2024	2025	2024
Operating Results
Net operating revenue	$52,441	$55,010	$51,194	$54,742	$52,441	$56,178
Station operating expense	44,189	45,764	42,998	45,580	44,189	46,679
Corporate general and administrative	6,241	6,087	6,241	6,087	6,241	6,087
Depreciation and amortization	2,593	2,456	2,341	2,408	2,593	2,685
Other operating expense, net	307	977	307	977	307	977
Operating loss	(889)	(274)	$(693)	$(310)	(889)	(250)
Interest expense	214	114			214	245
Interest income	(432)	(554)			(432)	(554)
Other income, net	(24)	(1,133)			(24)	(1,133)
Income (loss) before income tax expense	(647)	1,299			(647)	1,192
Income tax (benefit) expense
Current	(160)	300			(160)	275
Deferred	(40)	75			(40)	71
	(200)	375			(200)	346
Net income (loss)	$(447)	$924			$(447)	$846

Income (loss) per share:
Basic	$(0.07)	$0.15			$(0.07)	$0.13
Diluted	$(0.07)	$0.15			$(0.07)	$0.13

Weighted average common shares	6,138	6,068			6,138	6,068
Weighted average common and common equivalent shares	6,138	6,068			6,138	6,068

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2025	2024	2025	2024	2025	2024
Depreciation and amortization by segment
Radio Stations	$2,507	$2,365	$2,255	$2,317	$2,507	$2,594
Corporate	86	91	86	91	86	91
	$2,593	$2,456	$2,341	$2,408	$2,593	$2,685

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2024.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Six Months Ended

June 30, 2025 and 2024

(amounts in 000’s)

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2025		2024		2025		2024
Reconciliation of GAAP operating income to station operating income (a non-GAAP financial measure)
Operating income (loss)	$1,409		$2,143		$(889)		$(274)
Plus:
Corporate general and administrative	3,074		3,004		6,241		6,087
Other operating expense, net	253		6		307		977
Depreciation and amortization	1,267		1,258		2,507		2,365
Station operating income	$6,003		$6,411		$8,166		$9,155

Other financial data
Depreciation and amortization:
Radio Stations	$1,224		$1,213		$2,507		$2,365
Corporate	$43		$45		$86		$91
Compensation expense related to restricted stock awards	$603	(1)	$520	(1)	$1,130	(1)	$973	(1)
Other operating expense, net (2)	$253		$6		$307		$977
Other income, net (2)	$(1)		$(1,133)		$(24)		$(1,133)
Deferred income tax expense (benefit) (2)	$(125)		$140		$(40)		$75
Acquisition of property and equipment (Capital Expenditures)	$1,314	(1)	$1,524	(1)	$2,010	(1)	$2,574	(1)

(1)	As presented in the Statement of Cash Flows in the Selected Consolidated Financial Data tables
(2)	As presented in the Operating Results in the Selected Consolidated Financial Data tables

Saga Communications, Inc.

Selected Supplemental Financial Data

June 30, 2025

(amounts in 000's)

(Unaudited)

		Less:	Plus:		Trailing
	12 Months Ended	6 Months Ended	6 Months Ended	Add:	12 Months Ended
	December 31,	June 30,	June 30,	Pro Forma	June 30,
	2024	2024	2025	Acquisitions (2)	2025
Reconciliation of GAAP Net Income to trailing 12 Month Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") (a non-GAAP financial measure) (1)
Net income (loss)	$3,460	$924	$(447)	$—	$2,089
Exclusions:
Gain (loss) on sale of assets, net	(1,048)	(977)	(307)	—	(378)
Other income, net	2,474	1,719	622	—	1,377
Total exclusions	1,426	742	315	—	999
Consolidated adjusted net income (loss) (1)	2,034	182	(762)	—	1,090
Plus:
Interest expense	348	114	214	—	448
Income tax (benefit) expense	1,110	375	(200)	—	535
Depreciation & amortization expense	5,283	2,456	2,593	—	5,420
Non-cash compensation	1,950	973	1,130	—	2,107
Trailing twelve month consolidated EBITDA (1)	$10,725	$4,100	$2,975	$—	$9,600

Total long-term debt, including current maturities					$5,000
Divided by trailing twelve month consolidated EBITDA (1)					9,600
Leverage ratio					0.52

(1)	As defined in the Company's credit facility.
(2)	Trailing Twelve Month Adjustment.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Six Months Ended

June 30, 2025 and 2024

(amounts in 000’s)

(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2025	Period	2025	2024	Period	2024
Net operating revenue	$28,229	$(654)	$27,575	$29,716	$(258)	$29,458
Station operating expense	22,226	(570)	21,656	23,305	(180)	23,125
Corporate general and administrative	3,074	-	3,074	3,004	(1)	3,003
Depreciation and amortization	1,267	(109)	1,158	1,258	(48)	1,210
Other operating expense, net	253	-	253	6	-	6
Operating income	$1,409	$25	$1,434	$2,143	$(29)	$2,114

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2025	Period	2025	2024	Period	2024
Net operating revenue	$52,441	$(1,247)	$51,194	$55,010	$(268)	$54,742
Station operating expense	44,189	(1,191)	42,998	45,764	(184)	45,580
Corporate general and administrative	6,241	-	6,241	6,087	-	6,087
Depreciation and amortization	2,593	(252)	2,341	2,456	(48)	2,408
Other operating expense, net	307	-	307	977	-	977
Operating loss	$(889)	$196	$(693)	$(274)	$(36)	$(310)